                                                                     EXHIBIT 23

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-59227) of IKON Capital, Inc. and in the related Prospectus of our report dated October 16, 1996, with respect to the financial statements of IKON Capital, Inc. included in this Annual Report (Form 10-K) for the year ended September 30, 1996.

                                                  /s/ Ernst & Young LLP
                                          _____________________________________

Philadelphia, Pennsylvania
December 30, 1996